                                                                   EXHIBIT 31.1

                                 CERTIFICATION

I, Donald A. Williams, certify that:

1. I have reviewed this year end report on Form 10-K of Westfield Financial, Inc. ("Westfield Financial");

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Westfield Financial as of, and for, the periods presented in this report;

4. Westfield Financial's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for Westfield Financial and have:

      (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Westfield Financial, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

      (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

      (c) Evaluated the effectiveness of Westfield Financial's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

      (d) Disclosed in this report any change in Westfield Financial's internal control over financial reporting that occurred during Westfield Financial's fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, Westfield Financial's internal control over financial reporting; and

5. Westfield Financial's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Westfield Financial's auditors and the audit committee of Westfield Financial's board of directors (or persons performing the equivalent functions):

      (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Westfield Financial's ability to record, process, summarize and report financial information; and

      (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in Westfield Financial's internal control over financial reporting.


Date: March 14, 2008                       /s/ Donald A. Williams
      --------------                       ----------------------------
                                           Donald A. Williams
                                           Chairman and Chief Executive Officer

                                                                   EXHIBIT 31.1

                                 CERTIFICATION

I, Michael J. Janosco, certify that:

1. I have reviewed this year end report on Form 10-K of Westfield Financial, Inc. ("Westfield Financial");

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Westfield Financial as of, and for, the periods presented in this report;

4. Westfield Financial's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) and internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) for Westfield Financial and have:

      (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to Westfield Financial, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

      (b) Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

      (c) Evaluated the effectiveness of Westfield Financial's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

      (d) Disclosed in this report any change in Westfield Financial's internal control over financial reporting that occurred during Westfield Financial's fourth fiscal quarter that has materially affected, or is reasonably likely to materially affect, Westfield Financial's internal control over financial reporting; and

5. Westfield Financial's other certifying officer and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to Westfield Financial's auditors and the audit committee of Westfield Financial's board of directors (or persons performing the equivalent functions):

      (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Westfield Financial's ability to record, process, summarize and report financial information; and

      (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in Westfield Financial's internal control over financial reporting.


Date: March 14, 2008                       /s/ Michael J. Janosco, Jr.
      --------------                       ---------------------------
                                           Michael J. Janosco, Jr.
                                           Chief Financial Officer